UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: June 29, 2018

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

INCEPTION THROUGH 5/31/181

PERFORMANCE2

CUMULATIVE RETURN	30.78%
ANNUALIZED RETURN	7.09%

POSITIVE RETURNS2

15 OUT OF 15 QUARTERS

STANDARD DEVIATION	2.09[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.09— almost five times less than the S&P 500 over the same period. 2, 4

SHARPE RATIO	3.13[2]
ALPHA	5.62[2,3]
BETA	0.07[2,3]

PRIVATE FUND DIVERSIFICATION5

APPROXIMATELY $157B

GROSS ASSET VALUE

2,284

INVESTMENTS DIVERSIFIED BY SECTOR, GEOGRAPHY, AND MANAGER

June 29, 2018

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Summer 2018 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception through May 31, 2018, the Fund’s Class A shares have generated a(n):

●	Total cumulative return of 30.78% and a 7.09% annualized return [2]
●	Sharpe Ratio of 3.13 [2]
●	Standard deviation less than that of the Bloomberg Barclays U.S. Aggregate Bond Index[2]
●	Alpha of 5.62 [2,3]
●	Beta of 0.07 [2,3]

Randy I. Anderson, Ph.D.,CRE

Portfolio Manager

Griffin Institutional

Access Real Estate Fund

Volatility has entered the broad equity markets once again as concerns mount over the Trump administration’s protectionism trade policies—particularly tariffs on goods such as lumber, steel and aluminum—threaten to ignite trade wars. The Fund has remained overweight to private real estate during this time, which helped the Fund mitigate short term volatility in the beginning of the year as sentiment among market participants shifted to reflect a more balanced view of risk. In prior writings, we stated that real estate investment trusts (REITs) appeared attractive after declining -11.57% in the first two months of the year.6 Since the selloff was not based on any deterioration of real estate fundamentals, we viewed this pullback as an entry point and correspondingly increased our exposure to REITs. We are pleased to report this decision turned out to be a positive contribution to Fund performance. REITs rallied from their February low, driven primarily by strong REIT earnings. In fact, since our last update on 3/31/18 through 6/22/18, real estate has significantly outperformed the broader market generating a 9.25% return while the S&P 500 returned 4.80%.6

(Continued on page 3)

[1]	Fund inception date is 6/30/14.
[2]	Data source: Morningstar Direct for the period of 6/30/14 - 5/31/18. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
[3]	Benchmark S&P 500.
[4]	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.09; the S&P 500 recorded a standard deviation of 9.97 over that period.
[5]	Source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 4/2/18. Fund holdings are subject to change.
[6]	Data source: Bloomberg Real estate data is represented by the FTSE NAREIT U.S. Equity REIT Index.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 5/31/18)7

Growth of a $10,000 Investment

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	30.78	7.09	2.09	3.13	5.62	0.07
Bloomberg Barclays U.S. Aggregate Bond Index	7.34	1.82	2.81	0.46	1.56	-0.02
S&P 500	49.71	10.85	9.97	1.03	0.00	1.00

Risk & Return

[7]	Data source: Morningstar Direct. Performance reflects the reinvestment of dividends and distributions. A glossary of terms can be found on page 5.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2

(Investor Update continued)

Moving into the second half of the year, we will continue to monitor the broader economy for early warning indicators that may signal a slowdown in growth. Personal consumption accounts for roughly two thirds of gross domestic product (GDP) and has been the primary driver of economic growth this cycle.8 Meanwhile, business investments are showing signs of firming. Monetary policy remains in focus as inflation has come “close” to the Fed’s 2% target, however the Fed remains extremely cautious to maintain the health of the U.S. economy. As such, we believe rates hikes are likely to be gradual and well telegraphed. The majority of economists seem to agree, forecasting a total of three rate hikes this year even as the dot plots are now suggesting a fourth. Moving forward, we believe that economic growth will slow in second half of the year as the benefits from tax cuts are offset by headwinds from slightly higher rates, as well as slower business activity against a backdrop of geopolitical uncertainty. Nonetheless, we do not believe the slowdown will end the business cycle and we view the risk of a recession over the next year as low. In fact, we continue to see strength in the labor markets, and although wage growth has been slow to start we expect it to build throughout the year. We believe this wage growth should move inflation forward and provide a tailwind to real estate, which tends to do well when inflation accelerates and the economy expands. With robust demand, we look to supply fundamentals to assess the health of the overall real estate market. Cumulative new supply has been lower in this cycle relative to previous cycles due to high land costs, lengthy entitlement processes, and a shortage in construction workers. Further, capital markets participants have shown discipline throughout the recovery following the financial crisis. Thus, we have not seen deals transacting with relaxed terms that have signaled prior market peaks. Overall occupancies and investment demand for core real estate remain high. In our opinion, this rational amount of new construction should further support positive rent growth across nearly all property types.

The Industrial sector continues to perform well. Strong demand is outpacing supply, leading to strong net operating income (NOI) growth. A portion of the NOI growth has been driven by e-commerce and the need to accommodate next-day-shipping logistics. Warehouse and distribution facilities that offer speed, scale, and cost-efficiencies near strategic transportation nodes and high population areas are in high demand.

The multifamily sector has benefited from homeownership rates that remain just slightly above their 50 year low.8 We do not believe that the trend will change meaningfully as interest rates rise and changes to the tax deductibility of mortgage interest seem to favor renting. Millennials have shown a strong preference for the live-work-play lifestyle and assets that are amenity rich. Multifamily supply was expected to peak in 2017/2018, which drove a strategic shift in allocation away from this sector since our inception. Moving forward through 2019, as excess supply is absorbed, we expect that strong demand will once again fuel outperformance of this sector.

Office fundamentals remain healthy as supply has been muted and demand for space has been consistent. Further improvements to the economy will improve business profitability and increase operations, jobs and corresponding space. New leases signed 5-7 years ago continue to roll into a stronger market, which is leading to high releasing spreads that have translated to strong NOI growth for the sector.

[8]	Source: Bloomberg.

3

(Investor Update continued)

The retail sector recently received a boost in the form of state tax regulation imposed on e-commerce, levelling the playing field for brick-and-mortar assets.9 We feel that high-end retail and more experiential assets rich in dining and entertainment choices are well positioned to deliver outsized returns.

As the economic cycle matures, we believe it is prudent to diversify portfolios, rotate out of high beta strategies and focus on opportunities that provide stable income and low correlations with the broader equity markets. We continue to focus on investments that provide the potential for outsized income growth with low a probability of principal loss. Given a favorable economic backdrop and strong fundamentals, we remain constructive on the real estate sector overall. We are pleased with our performance to date as we continue to exhibit a lower volatility profile than bonds with a low beta to the general market.10,11 Our Sharpe ratio of 3.13 is roughly three times that of the S&P 500 (1.03), and over six times the Sharpe ratio of bonds (0.46).10

On behalf of the entire Griffin Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager

Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund (the “Fund”) is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

[9]	Source: South Dakota v. Wayfair, Inc., et al. (https://www.supremecourt.gov/ opinions/17pdf/17-494_j4el.pdf)

[10]	Data source: Morningstar Direct for the period of 6/30/14 – 5/31/18.

[11]	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.09, the S&P 500 recorded a standard deviation of 9.97 over that period and the Bloomberg Barclays U.S. Aggregate Bond Index had a standard deviation of 2.81.

4

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT U.S. Equity REIT Index: Designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

5

DISCLOSURES

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Griffin Institutional Access Real Estate Fund (the “Fund”) or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Private real estate funds, like the other securities in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments.

The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “nondiversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. However, at times the Fund may temporarily operate as “diversified.” The Fund is not intended to be a complete investment program.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. Currently, no secondary market exists for the Fund’s shares, and the Fund expects that no secondary market will develop.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

6

DISCLOSURES

As of May 31, 2018, the Fund has returned 7.09% (annualized) since inception. The Fund’s inception date was 6/30/2014. The total gross expense ratio is 2.30% for Class A, 3.05% for Class C, 2.04% for Class I, 2.46% for Class L, and 2.73% for Class M. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2019. Without the waiver, the expenses would have been higher. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Visit www.griffincapital.com for current performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of Griffin Institutional Access Real Estate Fund may be lower or higher than the performance quoted. The most recent month end performance is available at www.griffincapital.com. Performance data uses a load-waived, Class A share and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the Securities and Exchange Commission (the “SEC”). This is neither an offer nor a solicitation to purchase securities.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Distribution Policy Risk: The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

7

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUND IS CONTAINED IN THE PROSPECTUS, WHICH CAN BE OBTAINED BY CONTACTING YOUR FINANCIAL ADVISOR OR VISITING WWW.GRIFFINCAPITAL.COM. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

©2018 Griffin Institutional Access Real Estate Fund. All rights reserved.

IU-GI853 (062618) | GFC000712 | Exp. 06.30.19

GX-IU4426 (0618)

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

June 29, 2018

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on June 29, 2018 and end on August 3, 2018. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Friday, August 3, 2018, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on June 22, 2018, of the Class A shares (GIREX) was $26.81 per share, of the Class C shares (GCREX) was $26.26 per share, of the Class I shares (GRIFX) was $27.01 per share, of the Class L shares (GLREX) was $26.76 per share and of the Class M shares (GMREX) was $26.60 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on August 3, 2018.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on August 3, 2018 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on August 3, 2018.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund's Class A, Class C, Class I, Class L and Class M shares; and

●	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund’s Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund’s Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FRIDAY,

AUGUST 3, 2018

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.
Partial Tender:	Please tender ______ shares from my account.
Dollar Amount:	Please tender enough shares to net $ ______.

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.

2.	Alterations to this form are prohibited and the request will be rejected.

3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

INCEPTION THROUGH 5/31/181

PERFORMANCE2

CUMULATIVE RETURN	30.78%
ANNUALIZED RETURN	7.09%

POSITIVE RETURNS2

15 OUT OF 15 QUARTERS

STANDARD DEVIATION	2.09[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.09— almost five times less than the S&P 500 over the same period. 2, 4

SHARPE RATIO	3.13[2]
ALPHA	5.62[2,3]
BETA	0.07[2,3]

PRIVATE FUND DIVERSIFICATION5

APPROXIMATELY $157B

GROSS ASSET VALUE

2,284

INVESTMENTS DIVERSIFIED BY SECTOR, GEOGRAPHY, AND MANAGER

June 29, 2018

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Summer 2018 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception through May 31, 2018, the Fund’s Class A shares have generated a(n):

●	Total cumulative return of 30.78% and a 7.09% annualized return [2]
●	Sharpe Ratio of 3.13 [2]
●	Standard deviation less than that of the Bloomberg Barclays U.S. Aggregate Bond Index[2]
●	Alpha of 5.62 [2,3]
●	Beta of 0.07 [2,3]

Randy I. Anderson, Ph.D.,CRE

Portfolio Manager

Griffin Institutional

Access Real Estate Fund

Volatility has entered the broad equity markets once again as concerns mount over the Trump administration’s protectionism trade policies—particularly tariffs on goods such as lumber, steel and aluminum—threaten to ignite trade wars. The Fund has remained overweight to private real estate during this time, which helped the Fund mitigate short term volatility in the beginning of the year as sentiment among market participants shifted to reflect a more balanced view of risk. In prior writings, we stated that real estate investment trusts (REITs) appeared attractive after declining -11.57% in the first two months of the year.6 Since the selloff was not based on any deterioration of real estate fundamentals, we viewed this pullback as an entry point and correspondingly increased our exposure to REITs. We are pleased to report this decision turned out to be a positive contribution to Fund performance. REITs rallied from their February low, driven primarily by strong REIT earnings. In fact, since our last update on 3/31/18 through 6/22/18, real estate has significantly outperformed the broader market generating a 9.25% return while the S&P 500 returned 4.80%.6

(Continued on page 3)

[1]	Fund inception date is 6/30/14.
[2]	Data source: Morningstar Direct for the period of 6/30/14 - 5/31/18. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.
[3]	Benchmark S&P 500.
[4]	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.09; the S&P 500 recorded a standard deviation of 9.97 over that period.
[5]	Source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 4/2/18. Fund holdings are subject to change.
[6]	Data source: Bloomberg Real estate data is represented by the FTSE NAREIT U.S. Equity REIT Index.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 5/31/18)7

Growth of a $10,000 Investment

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	30.78	7.09	2.09	3.13	5.62	0.07
Bloomberg Barclays U.S. Aggregate Bond Index	7.34	1.82	2.81	0.46	1.56	-0.02
S&P 500	49.71	10.85	9.97	1.03	0.00	1.00

Risk & Return

[7]	Data source: Morningstar Direct. Performance reflects the reinvestment of dividends and distributions. A glossary of terms can be found on page 5.

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

(Investor Update continued)

Moving into the second half of the year, we will continue to monitor the broader economy for early warning indicators that may signal a slowdown in growth. Personal consumption accounts for roughly two thirds of gross domestic product (GDP) and has been the primary driver of economic growth this cycle.8 Meanwhile, business investments are showing signs of firming. Monetary policy remains in focus as inflation has come “close” to the Fed’s 2% target, however the Fed remains extremely cautious to maintain the health of the U.S. economy. As such, we believe rates hikes are likely to be gradual and well telegraphed. The majority of economists seem to agree, forecasting a total of three rate hikes this year even as the dot plots are now suggesting a fourth. Moving forward, we believe that economic growth will slow in second half of the year as the benefits from tax cuts are offset by headwinds from slightly higher rates, as well as slower business activity against a backdrop of geopolitical uncertainty. Nonetheless, we do not believe the slowdown will end the business cycle and we view the risk of a recession over the next year as low. In fact, we continue to see strength in the labor markets, and although wage growth has been slow to start we expect it to build throughout the year. We believe this wage growth should move inflation forward and provide a tailwind to real estate, which tends to do well when inflation accelerates and the economy expands. With robust demand, we look to supply fundamentals to assess the health of the overall real estate market. Cumulative new supply has been lower in this cycle relative to previous cycles due to high land costs, lengthy entitlement processes, and a shortage in construction workers. Further, capital markets participants have shown discipline throughout the recovery following the financial crisis. Thus, we have not seen deals transacting with relaxed terms that have signaled prior market peaks. Overall occupancies and investment demand for core real estate remain high. In our opinion, this rational amount of new construction should further support positive rent growth across nearly all property types.

The Industrial sector continues to perform well. Strong demand is outpacing supply, leading to strong net operating income (NOI) growth. A portion of the NOI growth has been driven by e-commerce and the need to accommodate next-day-shipping logistics. Warehouse and distribution facilities that offer speed, scale, and cost-efficiencies near strategic transportation nodes and high population areas are in high demand.

The multifamily sector has benefited from homeownership rates that remain just slightly above their 50 year low.8 We do not believe that the trend will change meaningfully as interest rates rise and changes to the tax deductibility of mortgage interest seem to favor renting. Millennials have shown a strong preference for the live-work-play lifestyle and assets that are amenity rich. Multifamily supply was expected to peak in 2017/2018, which drove a strategic shift in allocation away from this sector since our inception. Moving forward through 2019, as excess supply is absorbed, we expect that strong demand will once again fuel outperformance of this sector.

Office fundamentals remain healthy as supply has been muted and demand for space has been consistent. Further improvements to the economy will improve business profitability and increase operations, jobs and corresponding space. New leases signed 5-7 years ago continue to roll into a stronger market, which is leading to high releasing spreads that have translated to strong NOI growth for the sector.

[8]	Source: Bloomberg.

(Investor Update continued)

The retail sector recently received a boost in the form of state tax regulation imposed on e-commerce, levelling the playing field for brick-and-mortar assets.9 We feel that high-end retail and more experiential assets rich in dining and entertainment choices are well positioned to deliver outsized returns.

As the economic cycle matures, we believe it is prudent to diversify portfolios, rotate out of high beta strategies and focus on opportunities that provide stable income and low correlations with the broader equity markets. We continue to focus on investments that provide the potential for outsized income growth with low a probability of principal loss. Given a favorable economic backdrop and strong fundamentals, we remain constructive on the real estate sector overall. We are pleased with our performance to date as we continue to exhibit a lower volatility profile than bonds with a low beta to the general market.10,11 Our Sharpe ratio of 3.13 is roughly three times that of the S&P 500 (1.03), and over six times the Sharpe ratio of bonds (0.46).10

On behalf of the entire Griffin Team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager

Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund (the “Fund”) is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment.

[9]	Source: South Dakota v. Wayfair, Inc., et al. (https://www.supremecourt.gov/ opinions/17pdf/17-494_j4el.pdf)

[10]	Data source: Morningstar Direct for the period of 6/30/14 – 5/31/18.

[11]	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.09, the S&P 500 recorded a standard deviation of 9.97 over that period and the Bloomberg Barclays U.S. Aggregate Bond Index had a standard deviation of 2.81.

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT U.S. Equity REIT Index: Designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

Net Operating Income (NOI): A calculation used to analyze real estate investments that generate income. Net operating income equals all revenue from the property minus necessary operating expenses.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

DISCLOSURES

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Griffin Institutional Access Real Estate Fund (the “Fund”) or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Private real estate funds, like the other securities in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle and also may employ leverage such that their returns are more than one times that of their benchmark which will amplify losses suffered by the Fund when compared to unleveraged investments.

The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “nondiversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. However, at times the Fund may temporarily operate as “diversified.” The Fund is not intended to be a complete investment program.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund that provides liquidity to shareholders through a quarterly repurchase offer. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value. Currently, no secondary market exists for the Fund’s shares, and the Fund expects that no secondary market will develop.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

DISCLOSURES

As of May 31, 2018, the Fund has returned 7.09% (annualized) since inception. The Fund’s inception date was 6/30/2014. The total gross expense ratio is 2.30% for Class A, 3.05% for Class C, 2.04% for Class I, 2.46% for Class L, and 2.73% for Class M. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2019. Without the waiver, the expenses would have been higher. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Visit www.griffincapital.com for current performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of Griffin Institutional Access Real Estate Fund may be lower or higher than the performance quoted. The most recent month end performance is available at www.griffincapital.com. Performance data uses a load-waived, Class A share and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in our prospectus, annual report and semi-annual report filed with the Securities and Exchange Commission (the “SEC”). This is neither an offer nor a solicitation to purchase securities.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

Distribution Policy Risk: The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

June 29, 2018

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on June 29, 2018 and end on August 3, 2018. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Friday, August 3, 2018, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1. The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2. Net Asset Value. The Fund’s NAV on June 22, 2018, of the Class A shares (GIREX) was $26.81 per share, of the Class C shares (GCREX) was $26.26 per share, of the Class I shares (GRIFX) was $27.01 per share, of the Class L shares (GLREX) was $26.76 per share and of the Class M shares (GMREX) was $26.60 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on August 3, 2018.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on August 3, 2018 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on August 3, 2018.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund's Class A, Class C, Class I, Class L and Class M shares; and

●	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund’s Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund’s Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.